UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 23, 2016
XL GROUP
Public Limited Company
(Exact name of registrant as specified in its charter)

Ireland	1-10804	98-0665416
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

XL House, 8 St. Stephen's Green, Dublin, Ireland	2
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: +353 (1) 400-5500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Court-Ordered Special Meeting of the Shareholders and the Extraordinary General Meeting of Shareholders were each held on June 23, 2016.
1. The voting results for the Scheme of Arrangement (as defined in the proxy statement filed with the Securities and Exchange Commission (the "SEC") on May 11, 2016), in its original form or with modifications, additions or conditions approved or imposed by the Irish High Court, voted upon at the Court-Ordered Special Meeting were as follows:

Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
234,142,247	395,724	486,875	0
Because the resolution to approve the Scheme of Arrangement at the Court-Ordered Special Meeting was approved by the requisite shareholder vote, the resolution to adjourn the Court-Ordered Special Meeting for the purpose of soliciting additional votes was not put forth at the Court-Ordered Special Meeting. If a resolution to adjourn the Court-Ordered Special Meeting had been put before the shareholders at the Court-Ordered Special Meeting it would have been approved based on the proxies submitted by the Company’s shareholders.
2. The voting results for the Extraordinary General Meeting were as follows:
a. the Scheme of Arrangement in its original form or with modifications, additions or conditions approved or imposed by the Irish High Court and to authorize the directors to take such action as they consider necessary or appropriate for carrying the Scheme of Arrangement into effect:

Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
236,015,908	411,438	493,239	0
b. the reduction of capital of XL Group plc under Sections 84 and 85 of the Irish Companies Act 2014 in order to effect the cancellation of XL Group plc ordinary shares contemplated by the Scheme of Arrangement:

Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
236,076,362	337,781	506,442	0

c. the terms of the acquisition of XL Group plc ordinary shares by XL Group Ltd, as a subsidiary of XL Group plc prior to the Scheme of Arrangement, in connection with the Scheme of Arrangement:

Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
236,298,600	338,644	283,341	0
d. the authorization of the directors of XL Group plc to allot XL Group plc ordinary shares to XL Group Ltd up to an amount equal to the nominal value of the XL Group plc ordinary shares cancelled in connection with the Scheme of Arrangement:

Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
236,290,806	342,910	286,869	0
e. the application by XL Group plc of a reserve credit, arising on its books of account as a result of the cancellation of XL Group plc ordinary shares in connection with the Scheme of Arrangement, to pay up in full at par the XL Group plc ordinary shares allotted to XL Group Ltd in connection with the Scheme of Arrangement:

Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
236,084,668	339,098	496,819	0

f. an amendment to the memorandum of association of XL Group plc to grant XL Group plc a new object enabling it to enter into the Scheme of Arrangement:

Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
236,086,266	339,830	494,489	0
g. an amendment to the articles of association of XL Group plc to (1) provide that the allotment or issue of all ordinary shares in XL Group plc on or after such amendment and before 5:00 p.m. (Eastern Time) and 10:00 p.m. (Irish time) (the “Close of Business”) on the day before the hearing at which the Scheme of Arrangement is sanctioned (the “Cancellation Record Time”) will be allotted and issued subject to the Scheme of Arrangement; (2) allow XL Group Ltd to transfer to itself, or to any person on its behalf, any XL Group plc ordinary shares allotted or issued to any person on or after the Cancellation Record Time, or otherwise issued after the amendment to the articles of association of XL Group plc that are not subject to the Scheme of Arrangement; (3) allow XL Group plc to appoint an attorney to enter into any transfers required in respect of the transfer referred to at (2) above and XL Group Ltd to appoint an attorney to exercise rights attached to those shares; and (4) disapply rights of pre-emption to XL Group plc ordinary shares allotted and issued pursuant to the Scheme of Arrangement:

Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
236,085,457	340,639	494,489	0
h. as a prospective shareholder of XL Group Ltd, a bye-law of XL Group Ltd that will require that any amendment to the bye-laws of XL Group Ltd must be approved by (1) 75% of the votes cast by shareholders of XL Group Ltd present or represented by proxy and voting at a general meeting or (2) if the Board of Directors of XL Group Ltd has unanimously approved the proposed amendment, a majority of votes cast by shareholders of XL Group Ltd present or represented by proxy and voting at such general meeting:

Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
235,705,717	772,213	442,655	0
i. as a prospective shareholder of XL Group Ltd, a bye-law of XL Group Ltd that will require that any merger or amalgamation involving XL Group Ltd must be approved by (1) 75% of the votes cast by shareholders of XL Group Ltd present or represented by proxy and voting at a general meeting or (2) if the Board of Directors of XL Group Ltd has unanimously approved the merger or amalgamation, a majority of votes cast by shareholders of XL Group Ltd present or represented by proxy and voting at such general meeting:

Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
235,658,938	769,318	492,329	0
j. as a prospective shareholder of XL Group Ltd, a bye-law of XL Group Ltd that will provide XL Group Ltd the option to purchase for fair market value all or part of the shares held by a XL Group Ltd shareholder if the Board of Directors in its sole discretion determines that ownership of shares of XL Group Ltd by any shareholders may result in adverse tax, regulatory or legal consequences to XL Group Ltd or its subsidiaries or any other shareholder to the extent the Board of Directors, in the reasonable exercise of its discretion, determines it is necessary to avoid or cure such adverse consequences:

Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
134,570,202	101,369,262	981,121	0
All resolutions required to effectuate the Scheme of Arrangement were approved by the requisite shareholder vote. The resolution identified in paragraph j above was not approved but is not required to effectuate the Scheme of Arrangement. The resolution to adjourn the EGM for the purpose of soliciting additional proxies was not put before the EGM. If a motion to adjourn the EGM to a later date had been put before the shareholders at the EGM it would not have been approved based on the proxies submitted by the Company’s shareholders.

Item 8.01. Other Events.

The Company issued a press release on June 23, 2016 announcing the results of the shareholder meetings with respect to the redomestication. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Results and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
99.1	Press Release ("XL Group plc Shareholders Approve Redomestication to Bermuda from Ireland"), dated June 23, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:     June 23, 2016
XL Group plc
(Registrant)

By:	/s/ Kirstin Gould

Name:	Kirstin Gould

Title:	General Counsel and Secretary